UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [    ] )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[  ] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WASATCH FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

WASATCH FUNDS TRUST

	Investor Class	Institutional Class
Wasatch Emerging India Fund ®	WAINX	WIINX
Wasatch Emerging Markets Select Fund®	WAESX	WIESX
Wasatch Emerging Markets Small Cap Fund®	WAEMX	WIEMX
Wasatch Frontier Emerging Small Countries Fund®	WAFMX	WIFMX

(each, a “Fund”, collectively, the “Funds”)

505 Wakara Way, 3rd Floor

Salt Lake City, Utah 84108

June 26, 2020

Dear Wasatch Funds Shareholder:

Please take note that a Joint Special Meeting of Shareholders of Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund and Wasatch Frontier Emerging Small Countries Fund, each a separate series of Wasatch Funds Trust (the “Trust”), will be held on Monday, August 31, 2020, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (the “Meeting”). However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold a meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement in the manner discussed in these materials.

The purpose of the Meeting is to ask shareholders to consider and vote upon the proposal(s) applicable to their Fund(s):

	Proposal(s)	Fund(s) Affected
1.	To change the classification of the Wasatch Emerging India Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging India Fund
2.	To change the classification of the Wasatch Emerging Markets Select Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging Markets Select Fund
3.	To change the classification of the Wasatch Emerging Markets Small Cap Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging Markets Small Cap Fund

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	Proposal(s)	Fund(s) Affected
4.	To change the classification of the Wasatch Frontier Emerging Small Countries Fund from a “diversified” company to a “non-diversified” company; and	Wasatch Frontier Emerging Small Countries Fund
5.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund and Wasatch Frontier Emerging Small Countries Fund

The Board of Trustees of the Trust (referred to as the “Board”) has determined that shareholders of each Fund will benefit from the change of classification of their fund and unanimously recommends that you vote “FOR” the proposal for your Fund. We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

Detailed information about each proposal is contained in the enclosed materials. Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. Alternatively, you may vote by telephone or via the internet following the instructions on the proxy card. It is very important that you vote and that your voting instructions be received no later than 8:00 a.m. Mountain time on August 31, 2020.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.

If you have any questions after considering the enclosed materials, please call [800.469.4414].

Sincerely,

/s/ Russell L. Biles

Russell L. Biles

Secretary

Wasatch Funds Trust

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WASATCH FUNDS TRUST

	Investor Class	Institutional Class
Wasatch Emerging India Fund ®	WAINX	WIINX
Wasatch Emerging Markets Select Fund®	WAESX	WIESX
Wasatch Emerging Markets Small Cap Fund®	WAEMX	WIEMX
Wasatch Frontier Emerging Small Countries Fund®	WAFMX	WIFMX

(each, a “Fund”, collectively, the “Funds”)

505 Wakara Way, 3rd Floor

Salt Lake City, Utah 84108

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 31, 2020

To the Shareholders:

Wasatch Funds Trust (the “Trust”), on behalf of Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund, and Wasatch Frontier Emerging Small Countries Fund, each a series of the Trust, will be held on Monday, August 31, 2020, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (the “Meeting”) for the following purposes:

	Proposal(s)	Fund(s) Affected
1.	To change the classification of the Wasatch Emerging India Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging India Fund
2.	To change the classification of the Wasatch Emerging Markets Select Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging Markets Select Fund
3.	To change the classification of the Wasatch Emerging Markets Small Cap Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging Markets Small Cap Fund
4.	To change the classification of the Wasatch Frontier Emerging Small Countries Fund from a “diversified” company to a “non-diversified” company; and	Wasatch Frontier Emerging Small Countries Fund

1

	Proposal(s)	Fund(s) Affected
5.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund and Wasatch Frontier Emerging Small Countries Fund

However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold a meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on our website at wasatchglobal.com. We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of a Fund at the close of business on June 22, 2020.

All shareholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting, please vote your shares. In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, telephone, or via the internet as indicated on the enclosed proxy card. If voting by mail, you are requested to:

•	indicate your instructions on the proxy card;
•	date and sign the proxy card;
•	mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•

allow sufficient time for the proxy card to be received by 8:00 a.m. Mountain Time, on August 31, 2020. (However, proxies received after this date may still be voted in the event of an adjournment or postponement to a later date.)

In addition to voting by mail, you may also vote by either telephone or via the internet, as follows:

To vote by telephone:	To vote by internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

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We encourage you to vote by telephone or via the internet using the control number that appears on your enclosed proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON AUGUST 31, 2020. The Proxy Statement is available on the internet at:

https://vote.proxyonline.com/wasatch/docs/proxy2020.pdf

PLEASE NOTE: If the Funds decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website at wasatchglobal.com. We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on the proposals by proxy promptly.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

/s/ Russell L. Biles

Russell L. Biles

Secretary

June 26, 2020

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WASATCH FUNDS TRUST

	Investor Class	Institutional Class
Wasatch Emerging India Fund ®	WAINX	WIINX
Wasatch Emerging Markets Select Fund®	WAESX	WIESX
Wasatch Emerging Markets Small Cap Fund®	WAEMX	WIEMX
Wasatch Frontier Emerging Small Countries Fund®	WAFMX	WIFMX

(each, a “Fund”, collectively, the “Funds”)

505 Wakara Way, 3rd Floor

Salt Lake City, Utah 84108

Proxy Statement

Joint Special Meeting of Shareholders

to be held on August 31, 2020

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Wasatch Funds Trust (the “Trust”), on behalf of each of the Funds named above, each a series of the Trust, to be voted at a Joint Special Meeting of Shareholders to be held on Monday, August 31, 2020, at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 at 10:00 a.m., Mountain time (the “Meeting”) and at any and all adjournments, postponements or delays thereof, for the purposes set forth below and described in greater detail in this Proxy Statement. The date of the first mailing of proxy cards and this Proxy Statement to shareholders will be on or about June 30, 2020.

At the Meeting, shareholders of a Fund will be asked to consider and vote upon the proposals applicable to their Fund. The table below shows each proposal and the Fund whose shareholders are entitled to vote on it. The proposals are discussed in detail in the Proxy Statement.

	Proposal(s)	Fund(s) Affected (Institutional Class and Investor Class for each Fund)
1.	To change the classification of the Wasatch Emerging India Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging India Fund
2.	To change the classification of the Wasatch Emerging Markets Select Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging Markets Select Fund

	Proposal(s)	Fund(s) Affected (Institutional Class and Investor Class for each Fund)
3.	To change the classification of the Wasatch Emerging Markets Small Cap Fund from a “diversified” company to a “non-diversified” company;	Wasatch Emerging Markets Small Cap Fund
4.	To change the classification of the Wasatch Frontier Emerging Small Countries Fund from a “diversified” company to a “non-diversified” company; and	Wasatch Frontier Emerging Small Countries Fund
5.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund and Wasatch Frontier Emerging Small Countries Fund

Proposal 1, Proposal 2, Proposal 3 and Proposal 4 are each considered a “Proposal” and collectively, the “Proposals”.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the applicable Fund at the close of business on June 22, 2020 (the “Record Date”). Each shareholder is entitled to one vote for each whole share owned on the Record Date and proportionate fractional vote for any fraction of a share owned.

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of a Proposal for the respective Fund. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the respective Fund a subsequently dated proxy, (2) deliver to the respective Fund a written notice of revocation, or (3) otherwise give notice of revocation in the open Meeting or adjournment or postponement thereof, in all cases prior to the exercise of the authority granted in the proxy.

For each Proposal, the presence in person or by proxy of the holders of record of 30% of the shares outstanding and entitled to vote on such proposal of the respective Fund shall constitute a quorum at the Meeting. A quorum of shareholders is necessary to take action at the Meeting for such Fund.

If a quorum is not present either in person or by proxy for a matter to be considered at the Meeting for a respective Fund, it may, by action of the Trustee or officer of the Trust presiding over the Meeting, be adjourned with respect to any matters to be considered at the Meeting for such Fund. The Meeting for a Fund may, by motion of the presiding Trustee or officer of the Trust thereat, be adjourned with respect to one or more matters to be considered at such Meeting for such Fund, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote of the respective Fund with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of such adjournment.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the proxy form included with this Proxy Statement by mail or attend the Meeting in person.

THE MOST RECENT ANNUAL REPORT OF THE TRUST, INCLUDING FINANCIAL STATEMENTS, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2019 AND THE MOST RECENT SEMI-ANNUAL REPORT OF THE TRUST, INCLUDING FINANCIAL STATEMENTS, FOR THE PERIOD ENDED MARCH 31, 2020 HAVE BEEN MAILED PREVIOUSLY TO SHAREHOLDERS. IF YOU WOULD LIKE TO RECEIVE ADDITIONAL COPIES OF THESE SHAREHOLDER REPORTS FREE OF CHARGE, OR COPIES OF ANY SUBSEQUENT SHAREHOLDER REPORT, PLEASE CONTACT THE TRUST BY WRITING TO THE ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT OR BY CALLING 800.551.1700 OR WRITING TO WASATCH FUNDS AT P.O. BOX 2172, MILWAUKEE, WISCONSIN 53201-2172. REQUESTED SHAREHOLDER REPORTS WILL BE SENT BY FIRST CLASS MAIL WITHIN THREE BUSINESS DAYS OF THE RECEIPT OF THE REQUEST.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 31, 2020. This Proxy Statement is available on the internet at: https://vote.proxyonline.com/wasatch/docs/proxy2020.pdf. The Trust’s most recent annual and semi-annual reports are also available on the internet at: wasatchglobal.com by selecting the tab labeled “Resources-Mutual Funds Literature.”

PLEASE NOTE: If the Funds decide to hold the Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website at wasatchglobal.com. We encourage you to check the website prior to the Meeting if you plan to attend the Meeting. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system. You do not need to attend the Meeting if you submit your votes on a Proposal by proxy promptly.

PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4

Change in Classification from

“Diversified” Company to “Non-Diversified” Company

Background

Wasatch Advisors, Inc. (the “Advisor”) and the Board seek shareholder approval to reclassify your Fund as “non-diversified” under the securities laws. Under the Investment Company Act of 1940, as amended (the “1940 Act”), every mutual fund must be classified as either a “diversified” fund or a “non-diversified” fund” within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s classification from a diversified fund to a non-diversified fund. A diversified fund is limited as to the amount of assets it may invest in any single issuer. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment, (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentages do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to repurchase agreements fully collateralized by U.S. government obligations. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not subject to the limits of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund. If shareholders approve the reclassification for their Fund, such Fund will no longer be subject to the above investment restrictions for a diversified fund under the 1940 Act.

When each Fund commenced operations, the respective Fund was originally classified as a non-diversified fund. However, each Fund has operated as diversified for more than three consecutive years. According to the rules under the 1940 Act, a non-diversified fund that operates as a diversified fund for three consecutive years will automatically become diversified notwithstanding its original classification as a non-diversified fund. In such case, shareholder approval is required to change a fund’s classification from diversified to non-diversified.

Reasons for the Proposals

As described above, each Fund is currently classified as a “diversified” investment company, as that term is defined in the 1940 Act, and is asking for shareholder approval to restore its non-diversified classification. If shareholders approve the reclassification of their respective Fund, the Advisor will have greater flexibility in pursuing investment opportunities and will be able to focus the respective Fund’s investments more heavily in the securities of fewer issuers. The Advisor believes that this increased flexibility will benefit the respective Fund over time because it will provide more opportunities for the Advisor to seek to enhance the applicable Fund’s performance by allowing the Advisor to direct more assets to investments it considers more advantageous or desirable for the respective Fund. The Advisor considers the ability at times to concentrate a large portion of a Fund’s assets in a relatively few companies as an important strategy in pursuing a Fund’s investment objective. The Advisor intends to use this increased investment flexibility to take larger positions in the securities of fewer issuers and operate as non-diversified when it believes doing so will benefit the respective Fund in pursuing its investment objective. Nevertheless, the Advisor may at times operate a Fund as a “diversified” fund if it deems it in the best interests of the Fund to do so. However, if the Advisor does not operate the respective Fund as non-diversified within three years of the approval of the Fund’s reclassification to non-diversified, such Fund will revert back to diversified per the rules under the 1940 Act, and the Advisor will be required to again seek shareholder approval to reserve the freedom to operate the Fund as non-diversified in the future. No assurance can be given that operating a Fund as non-diversified will improve its investment performance.

The Trust’s Board of Trustees recommends that shareholders approve the change of their respective Fund’s classification from “diversified” to “non-diversified.” If your Fund’s reclassification to non-diversified is approved, you should note that the Fund may be more exposed to the risks of loss and volatility from individual holdings than a diversified fund that invests more broadly as described in further detail below.

Risks.  If shareholders of a Fund approve the respective Proposal to reclassify their Fund to non-diversified, such Fund will no longer be subject to the investment restrictions outlined above for diversified funds under the 1940 Act. As a result, a Fund may take larger positions in fewer issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because a Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence. To the extent a Fund invests its assets in a smaller number of issuers, such Fund will be more susceptible to negative events affecting those issuers than a diversified fund. Investing a larger percentage of a Fund’s assets in any one issuer could increase such Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. If a Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if it had more diversified investments.

Although a Fund will not be limited by the 1940 Act with respect to the proportion of its assets that may be invested in the obligations of a single issuer if the proposal to change such Fund’s classification to non-diversified is approved by its shareholders, the respective Fund will continue to be subject to the separate diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a “regulated investment company” under Subchapter M of the Code, the respective Fund, with respect to 50% of its total assets, may not invest more than 5% of its total assets in securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. The remaining 50% of the applicable Fund’s total assets are not required to be “diversified” as just described. However, in no event may more than 25% of a Fund’s total assets be invested in the securities of any one issuer (other than U.S. Government securities; the securities of other regulated investment companies; securities of any two or more issuers controlled by the Fund which, pursuant to regulations of the Code, may be deemed to be engaged in the same, similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships as defined in the Code). These limits apply as of the end of each quarter of the respective Fund’s fiscal year so a Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. Each Fund intends to continue to qualify as a “regulated investment company” under the Code and therefore intends to comply with the diversification requirements to qualify as such.

The “non-diversified” classification will become effective with respect to a Fund upon approval by its shareholders. In such case, a Fund may operate as a non-diversified fund depending on the investment opportunities available to the Fund at that point in time. The flexibility to take larger positions in the securities of a single issuer may be used immediately upon shareholder approval or may be implemented over time depending on market conditions. The Advisor intends to operate a Fund as non-diversified when it believes it would be in shareholders’ best interests to do so. If the Proposal is not approved by the Fund’s shareholders, such Fund’s current investment company classification will remain unchanged. If the Proposal is approved by a Fund’s shareholders to operate as a non-diversified Fund, any future change by a Fund from a “non-diversified” to a “diversified” classification would not require shareholder approval under the 1940 Act.

Board of Trustees Recommendation

The Trust’s Board of Trustees has unanimously approved each Proposal and determined that each Proposal is in the best interests of the applicable Fund. Accordingly, the Board of Trustees recommends that shareholders vote “FOR” Proposal 1, Proposal 2, Proposal 3 and Proposal 4, as applicable.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Set forth below is a description of the current service providers of the Trust.

Advisor.  The investment advisor for the Trust is Wasatch Advisors, Inc. doing business as Wasatch Global Investors. The Advisor is located at 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

Distributor.  Shares of the Funds are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”), 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a Distribution Agreement between the Trust and ADI. ADI also serves as distributor for other mutual funds. As distributor, ADI acts as the Trust’s agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement.

Administrator.  The Trust has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, pursuant to which State Street provides administrative services to the Funds.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108.

DELIVERY OF ANNUAL REPORTS AND OTHER DOCUMENTS

Please note that only one annual or semi-annual report, proxy statement, or notice of internet availability of proxy materials, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement, or notice of internet availability of proxy materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the following address: Wasatch Funds, P.O. Box 2172, Milwaukee, Wisconsin 53201-2172 or call 800-551-1700. Pursuant to a request, a separate copy will be delivered promptly free of charge.

VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Funds on or about June 30, 2020. Only shareholders of record as of the close of business on the Record Date, June 22, 2020, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the applicable Proposal and at the discretion of the named proxies on any other matters deemed appropriate. A proxy may be revoked at any time at or before the vote on the matter by written notice received by the Secretary of the Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 prior to the vote on the matter, by submitting a subsequently dated proxy or by attending and voting at the Meeting or the adjournment or postponement thereof. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the matters contemplated thereby.

Quorum

With respect to a Fund, the holders of thirty percent (30%) of the shares outstanding and entitled to vote on the applicable Proposal of the respective Fund at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting for such Fund.

Voting Requirement

The favorable vote of holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the respective Fund is required for the approval of the Proposal for such Fund.

Under the 1940 Act, the vote of the holder of a “majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (1) 67% or more of its voting shares present at the Meeting, or represented by proxy if the holders of 50% or more of its outstanding voting shares or so present or represented; or (2) more than 50% of its outstanding voting shares. Shares of each Fund are currently held in two classes (Investor Class and Institutional Class). For purposes of each vote for a Fund, all shares of the respective Fund will vote together as one class.

All shares represented by properly submitted proxies will be counted as present for the purposes of determining a quorum. Before the Meeting, brokers holding shares of a Fund in “street name” for the benefit of their customers should request their customers’ instructions on how to vote their shares on a Proposal. Under applicable New York Stock Exchange rules, brokers are not permitted to vote on a Proposal with respect to shares for which no instructions have been received from customers. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum and will have the effect of a vote “AGAINST” the Proposal.

PROXY SOLICITATION

Proxies are solicited primarily by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Advisor and its affiliates or by proxy soliciting firms retained by the Funds. The Funds have retained AST Fund Solutions (the “Solicitor”), to provide proxy solicitation services in connection with the Meeting at an estimated cost of $180,000. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. With respect to the costs of the proxy solicitation of the Proposals herein, such costs shall be allocated among the

Funds pro rata based on the number of shareholder accounts. To the extent each Fund’s expenses, including the solicitation costs, would exceed the Fund’s current expense cap, the Advisor will bear the portion of the solicitation expenses necessary for such Fund to operate within the cap.

As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their vote. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor representative has the responsibility to explain the process, read the Proposals listed on the proxy card, and ask for the shareholder’s instructions on each Proposal. The Solicitor representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call the Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

ADJOURNMENTS

If a quorum is not present at the Meeting with respect to a Fund, the Chairman of the Board or his designee presiding at the Meeting may adjourn the Meeting with respect to one or more matters for a Fund to a date that may be more than 120 days after the date set forth for the original meeting. If a quorum is present with respect to such matters, the Trustee or officer of the Trust presiding at the Meeting may adjourn the Meeting with respect to one or more matters when such adjournment is approved by shareholders of such Fund representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. The persons named as proxies will vote upon such adjournment in their discretion after consideration of the best interests of the shareholders. Unless otherwise specifically limited by their terms, proxies shall entitle the holder thereof to vote at any postponement or adjournment of the Meeting.

SHARE INFORMATION

The chart below lists the number of shares of the Funds that are outstanding as of the close of business on the Record Date. With respect to each class of shares, shareholders of record on the Record Date are entitled to one vote for each whole share of a Fund that the shareholder owns and proportionate fractional vote for any fraction of a share owned.

Name of Fund	Number of Shares Outstanding
	Investor Class	Institutional Class
Emerging India Fund	[____________]	[____________]
Emerging Markets Select Fund	[____________]	[____________]
Emerging Markets Small Cap Fund	[____________]	[____________]
Frontier Emerging Small Countries Fund	[____________]	[____________]

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of each of the Funds and management’s beneficial ownership of Funds, please refer to Exhibit A.

EXHIBIT A

As of the Record Date, each of the Trustees and executive officers of the Trust beneficially owned individually and collectively as a group (the “Group”) owned less than 1% of the outstanding shares of each Fund, except as follows:

Amount and Nature of Beneficial Ownership*
Fund/ Name of Beneficial Owner	Institutional Class	Investor Class	Percent of Shares Outstanding
Emerging India Fund
Name of [Trustee/officer]	[______] shares	[______] shares	[____]%
Group	[______] shares	[______] shares	[____]%
Emerging Markets Select Fund
Name of [Trustee/officer]	[______] shares	[______] shares	[____]%
Group	[______] shares	[______] shares	[____]%
Emerging Markets Small Cap Fund
Name of [Trustee/officer]	[______] shares	[______] shares	[____]%
Group	[______] shares	[______] shares	[____]%
Frontier Emerging Small Countries Fund
Name of [Trustee/officer]	[______] shares	[______] shares	[____]%
Group	[______] shares	[______] shares	[____]%

*Each beneficial owner holds sole voting and investment power with respect to all amounts shown.

The following table sets forth the name, address and share ownership of the persons or entities known to the Trust to have ownership of a controlling interest (ownership of greater than 25%) or of record 5% or more of the outstanding shares of a Fund as of the Record Date. Shareholders with a controlling interest in a Fund could affect the outcome of proxy voting or the direction of management of the applicable Fund in the Trust. An asterisk below (*) indicates a beneficial owner as well as a shareholder of record.

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Emerging India Fund – Institutional Class
Emerging India Fund – Institutional Class
Emerging India Fund – Institutional Class
Emerging India Fund – Investor Class

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Emerging India Fund – Investor Class
Emerging India Fund – Investor Class
Emerging Markets Select Fund – Institutional Class
Emerging Markets Select Fund – Institutional Class
Emerging Markets Select Fund – Institutional Class
Emerging Markets Select Fund – Institutional Class
Emerging Markets Select Fund – Investor Class
Emerging Markets Select Fund – Investor Class
Emerging Markets Select Fund – Investor Class
Emerging Markets Small Cap Fund – Institutional Class
Emerging Markets Small Cap Fund – Institutional Class
Emerging Markets Small Cap Fund – Institutional Class
Emerging Markets Small Cap Fund – Institutional Class
Emerging Markets Small Cap Fund – Institutional Class
Emerging Markets Small Cap Fund – Investor Class
Emerging Markets Small Cap Fund – Investor Class

Name of Fund	Name and Address	Amount of Shares Owned	Percentage of Class Outstanding (%)
Emerging Markets Small Cap Fund – Investor Class
Frontier Emerging Small Countries Fund – Institutional Class
Frontier Emerging Small Countries Fund – Institutional Class
Frontier Emerging Small Countries Fund – Investor Class
Frontier Emerging Small Countries Fund – Investor Class
Frontier Emerging Small Countries Fund – Investor Class
Frontier Emerging Small Countries Fund – Investor Class

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

Wasatch Emerging India Fund®

WASATCH FUNDS TRUST

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2020

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles, David Corbett and Daniel Thurber, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Wasatch Funds Trust (the “Trust”), on behalf of Wasatch Emerging India Fund® (the “Fund”), a series of the Trust, which the undersigned is entitled to vote at a Joint Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 on August 31, 2020 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 769-4414. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 31, 2020. The Notice of the Joint Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/wasatch/docs/proxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Wasatch Emerging India Fund®	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of Wasatch Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL(S)		FOR	AGAINST	ABSTAIN

1.	To change the classification of the Wasatch Emerging India Fund from a “diversified” company to a “non-diversified” company;	○	○	○

5.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

Wasatch Emerging Markets Select Fund®

WASATCH FUNDS TRUST

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2020

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles, David Corbett and Daniel Thurber, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Wasatch Funds Trust (the “Trust”), on behalf of Wasatch Emerging Markets Select Fund® (the “Fund”), a series of the Trust, which the undersigned is entitled to vote at a Joint Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 on August 31, 2020 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 769-4414. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 31, 2020. The Notice of the Joint Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/wasatch/docs/proxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Wasatch Emerging Markets Select Fund®	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of Wasatch Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL(S)	FOR	AGAINST	ABSTAIN

2. To change the classification of the Wasatch Emerging Markets Select Fund from a “diversified” company to a “non-diversified” company;	○	○	○

5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

Wasatch Emerging Markets Small Cap Fund®

WASATCH FUNDS TRUST

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2020

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles, David Corbett and Daniel Thurber, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Wasatch Funds Trust (the “Trust”), on behalf of Wasatch Emerging Markets Small Cap Fund® (the “Fund”), a series of the Trust, which the undersigned is entitled to vote at a Joint Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 on August 31, 2020 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 769-4414. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 31, 2020. The Notice of the Joint Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/wasatch/docs/proxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Wasatch Emerging Markets Small Cap Fund®	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of Wasatch Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL(S)	FOR	AGAINST	ABSTAIN

3. To change the classification of the Wasatch Emerging Markets Small Cap Fund from a “diversified” company to a “non-diversified” company;	○	○	○

5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!	PROXY CARD

Wasatch Frontier Emerging Small Countries Fund®

WASATCH FUNDS TRUST

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 31, 2020

The undersigned, revoking previous proxies, hereby appoint(s) Russell L. Biles, David Corbett and Daniel Thurber, or any one of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote all shares of the Wasatch Funds Trust (the “Trust”), on behalf of Wasatch Frontier Emerging Small Countries Fund® (the “Target Fund”), a series of the Trust, which the undersigned is entitled to vote at a Joint Special Meeting of Shareholders of the Fund to be held at the offices of Wasatch Funds Trust, 505 Wakara Way, 3rd Floor, Salt Lake City, Utah 84108 on August 31, 2020 at 10:00 a.m., Mountain Time, and at any adjournments or postponements thereof. This proxy shall be voted on the proposal described in the Proxy Statement and as specified on the reverse side. In their discretion, the proxies may vote with respect to all other matters which may properly come before the Joint Special Meeting and any adjournment or postponements thereof. Receipt of the Notice of Joint Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (800) 769-4414. Representatives are available to assist you Monday through Friday 9 a.m. to 9 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 31, 2020. The Notice of the Joint Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/wasatch/docs/proxy2020.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Wasatch Frontier Emerging Small Countries Fund®	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Trustees of Wasatch Funds Trust

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: 🌑

PROPOSAL(S)	FOR	AGAINST	ABSTAIN

4. To change the classification of the Wasatch Frontier Emerging Small Countries Fund from a “diversified” company to a “non-diversified” company; and	○	○	○

5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]